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On September 19, 2023, Newmont Corporation (“Newmont”) posted on its website, www.newmont.com, a presentation given by Tom Palmer and the related transcript from the 2023 Gold Forum Americas.

The following is a copy of the presentation

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 1 CREATING VALUE & IMPROVING LIVES THROUGH SUSTAINABLE, RESPONSIBLE MINING 2023 Gold Forum Americas: Tom Palmer SEPTEMBER 2023

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 2 CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS, INCLU DING OUTLOOK: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and "forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “pending,” “proposed” or “potential.” Forward-looking statements in this presentation may include, without limitation, (i) estimates of future production and sales, including production outlook, average future production and upside potential; (ii) estimates of future costs applicable to sales and all-in sustaining costs; (iii) estimates of future capital expenditures, including development and sustaining capital; (iv) expectations regarding the Tanami Expansion 2, Ahafo North, Yanacocha Sulfides, Pamour and Cerro Negro District Expansion 1 projects, including, without limitation, expectations for production, milling, costs applicable to sales and all-in sustaining costs, capital costs, mine life extension, construction completion, commercial production, and other timelines; (v) future expectations regarding sites with suspended operations, including Peñasquito; (vi) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies, and future cash flow enhancements through portfolio optimization, (vii) expectations regarding future exploration and the development, growth and potential of Newmont Corporation’s (“Newmont”) and Newcrest Mining Limited’s (“Newcrest”) operations, project pipeline and investments; (viii) expectations regarding future investments or divestitures; (ix) expectations regarding free cash flow and returns to stockholders, including with respect to future dividends, the dividend framework and expected payout levels; (x) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and recoveries; (xi) expectations of future balance sheet strength and credit ratings; (xii) expectations of future equity and enterprise value; (xiii) expected listing of common stock, New Newmont CDIs and New Newmont PDIs (as applicable) on the New York Stock Exchange, the Toronto Stock Exchange, the Australian Stock Exchange (“ASX”) and the Papua New Guinea Stock Exchange (“PNGX”) (xiv) expectations of future plans and benefits; (xv) expectations from the integration of Newcrest, including the combined company’s production capacity, asset quality and geographic spread,(xvi) other outlook; and (xvii) expectations regarding pending or proposed transactions. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Newcrest’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Newcrest operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Uncertainties include those relating to general macroeconomic uncertainty and changing market conditions, changing restrictions on the mining industry in the jurisdictions in which we operate, impacts to supply chain, including price, availability of goods, ability to receive supplies and fuel, and impacts of changes in interest rates. Such uncertainties could result in operating sites being placed into care and maintenance and impact estimates, costs and timing of projects. Uncertainties in geopolitical conditions could impact certain planning assumptions, including, but not limited to commodity and currency prices, costs and supply chain availabilities. Investors are reminded that the dividend framework is non-binding and the 2023 dividend payout range does not represent a legal commitment. Future dividends beyond the dividend payable on September 21, 2023 to holders of record at the close of business on September 7, 2023 have not yet been approved or declared by the Board of Directors, and an annualized dividend payout or dividend yield has not been declared by the Board. Management’s expectations with respect to future dividends are “forward-looking statements” and the Company’s dividend framework is non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. Statements relating to the pending transaction to acquire the share capital of Newcrest Mining Limited (“Newcrest”), timing and implementation of the pending transaction, including receipt of required approvals and satisfaction of other customary implementation conditions, expectations from the integration of Newcrest, and expectations regarding the potential value proposition, the potential for synergies from the pending transaction, or similar statements, also constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.. Risks include fluctuations in company stock price and results of operations; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending transaction by their shareholders required to implement the pending transaction and the timing of the implementation of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to be implemented for any other reason; the risk that a consent or authorization that may be required for the pending transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the scheme implementation deed dated May 15, 2023, as amended September 4, 2023 (the “Scheme Implementation Deed”); unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the Scheme Consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a discussion of risks and other factors that might impact future looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2023, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the definitive proxy statement filed with the SEC on September 5, 2023,, under the heading “Risk Factors", and other factors identified in the Company's reports filed with the SEC, available on the SEC website or www.newmont.com. Newcrest’s most recent annual financial report for the fiscal year ended June 30, 2023 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on ASX (www.asx.com.au) or www.newcrest.com. Newmont is not affirming or adopting any statements or reports attributed to Newcrest (including prior mineral reserve and resource declaration) in this presentation or made by Newcrest outside of this presentation. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. Investors are also reminded to refer to the endnotes to this presentation for additional information. ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT: This presentation is not an offer to purchase or exchange, nor a solicitation of an offer to sell securities of Newmont or Newcrest nor the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This presentation is being made in respect of the transaction involving Newmont and Newcrest pursuant to the terms of the Scheme Implementation Deed by and among Newmont, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares, an indirect wholly owned subsidiary of Newmont, and Newcrest and may be deemed to be soliciting material relating to the transaction. In furtherance of the pending transaction and subject to future developments, Newmont filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on September 5, 2023 and may file other documents with the SEC. This presentation is not a substitute for the proxy statement, the scheme booklet dated September 8, 2023, or other document Newmont or Newcrest has filed or may file with the SEC or Australian regulators in connection with the pending transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT, SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. Newmont commenced mailing the definitive proxy statement to Newmont stockholders on September 11, 2023. Investors and security holders may obtain a free copy of the proxy statement, the filings with the SEC that were or will be incorporated by reference into the proxy statement and other documents containing important information about the transaction and the parties to the transaction, filed by Newmont with the SEC at the SEC’s website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on https://www.newmont.com/investors/reports-and-filings/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484. PARTICIPANTS IN THE TRANSACTION SOLICITATION: Newmont, Newcrest and certain of their respective directors and executive officers and other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual financial report dated August 11, 2023, the scheme booklet dated September 8, 2023, and as updated from time to time via announcements made by Newcrest on the ASX website. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement filed with the SEC on September 5, 2023 and other relevant materials that have been or will be filed with the SEC in connection with the pending transaction.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 3 Industry’s Best Commodity Mix of Gold-Copper Assets STRATEGIC DRIVERS NEWCREST PORTFOLIO NEWMONT 2050 See endnotes re the proposed Newcrest transaction and definition of Tier 1 asset. Leading Portfolio of Tier 1 Assets & Projects World’s Most Favorable Mining Jurisdictions Copper Tier 1 Assets & Projects Australia & Canada Commodity Diversification Industry Consolidation Responsible Gold Leadership Core Capabilities Global Megatrends STRATEGIC SCENARIOS Newcrest Acquisition Underpinned by a Clear and Consistent Strategy SUSTAINABLE BUSINESS. ENDURING VALUE.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 4 COMMITMENT TO LEADING ESG PRACTICES Creating value and improving lives for all stakeholders INDUSTRY LEADING PORTFOLIO Tier 1 assets in favorable mining jurisdictions PROVEN OPERATING MODEL Experienced leaders with strong track record DISCIPLINED CAPITAL ALLOCATION STRATEGY Balanced approach to deliver value through the cycle BUILDING UPON NEWMONT’S FOUR KEY DIFFERENTIATORS 100+ Years of Value Creation Through Sustainable and Responsible Mining

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 5 2001 Founding member of ICMM 2003 Founding member of Partnering Against Corruption Initiative 2003-2004 Supporter of Extractive Industries Transparency Initiative 2004 Established Safety & Sustainability Board committee 2004 First sustainability report issued 2005 Initial signatory of the International Cyanide Management Code 2007 Appointed Company’s first Chief Sustainability Officer 2006 Named to DJSI North America Index 2007 Named to DJSI North World Index 2013 Adopted Conflict-Free Gold Standard 2013-2018 Inclusion and Diversity targets established at enterprise and regional levels 2014 Established annual public sustainability targets 2014 Diversity metrics included in personal objectives for certain Executives 2015 Early adopter of the UN Guiding Principles on Business and Human Rights Reporting Framework 2016 Sustainability and safety targets included in compensation plans 2016 First mining CEO to commit to Paradigm for Parity 2017 Initiated Fatality Risk Management program to support a fatality, injury and illness free environment 2020 Implementing Global Industry Standard on Tailings Management 2020 Committed $500M over five years toward climate change initiatives 2020 Set 2030 science-based climate targets and 2050 net zero carbon goal 2020 Sustainability report aligned to TCFD and SASB Standards 2010 Began annual CDP Climate and Water disclosures 2021 First climate strategy report issued 2021 Strategic alliance with CAT to achieve zero emissions SIGNIFICANT MILESTONES IN OUR ESG JOURNEY THE GOLD SECTOR’S RECOGNIZED SUSTAINABILITY LEADER THE GOLD SECTOR’S RECOGNIZED SUSTAINABILITY LEADER 2022 First tax transparency report issued Newmont Ranked Top Gold Miner in the Dow Jones Sustainability Index for Eight Consecutive Years

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 6 Peñasquito Carlin** Cadia* Boddington Cortez** Pueblo Viejo** Lihir* Ahafo Tanami - 300 600 900 1,200 1,500 1,800 2022 GEO PRODUCTION FROM TIER 1 ASSETS (koz) Assets Managed by Precious Metals Producers Newmont’s Portfolio is Expected to Include More than Half of the World’s Tier 1 Gold Mines See endnotes re definition of tier 1 assets and calculation of GEOs. *Newcrest asset. See endnotes re the proposed Newcrest transaction. **Newmont’s minority ownership interest is 38.5% of Nevada Gold Mines and 40% of Pueblo. Turquoise Ridge** Managed Operation Non-Managed Joint Venture THE INDUSTRY’S BEST COLLECTION OF TIER 1 ASSETS

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 7 A CORE CAPABILITY IN OPERATING TIER 1 MINES BODDINGTON, AUSTRALIA PEÑASQUITO, MEXICO TANAMI, AUSTRALIA AHAFO, GHANA See endnotes re definition of tier 1 assets and calculation of GEOs.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 8 APPLYING FULL POTENTIAL AT THE NEWCREST OPERATIONS CADIA, AUSTRALIA LIHIR, PAPUA NEW GUINEA BRUCEJACK, CANADA RED CHRIS, CANADA TELFER, AUSTRALIA See endnotes re the proposed Newcrest transaction.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 9 DISCIPLINED CAPITAL ALLOCATION STRATEGY UNCHANGED BALANCED CAPITAL ALLOCATION STRATEGY MAINTAINING FINANCIAL FLEXIBILITY Sustain an Investment-Grade Balance Sheet with Strength & Flexibility INVESTING IN SUSTAINABLE PRODUCTION Reinvest in the Business to Improve Cash Margins Over the Long Term RETURNING CASH TO SHAREHOLDERS Deliver Sustainable Returns Through Industry-Leading Dividends See endnotes re dividends. Committed to Industry-Leading Shareholder Returns

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 10 The New SUSTAINABILITY STANDARD The Gold Sector’s Recognized Sustainability Leader World-Class PORTFOLIO 10 Tier 1 Operations with Gold & Copper Exposure Delivering SYNERGIES Proven Track Record of Newmont Team & Operating Model Driving CAPITAL ALLOCATION Committed to Leading Shareholder Returns Sharing industry-leading safety systems, processes and culture Values-based organization driven by a clear purpose Social engagement based on inclusion, transparency and integrity Commitment to leading environmental practices and achieving climate goals Multi-decade low-cost production profile with growth options in gold and copper Unique combination of low-risk regional production platforms in Australia and Canada Targeting >$2B cash from portfolio optimization over next 24 months Disciplined capital allocation strategy – sustain, grow and deliver shareholder returns through dividends Maintaining the industry’s strongest balance sheet with flexibility throughout the commodity cycle World-class global capital markets footprint and investor relevance See endnotes re the proposed Newcrest transaction, synergies, portfolio optimization, dividends and definition of Tier 1 asset. STRONGLY POSITIONED TO DELIVER SUBSTANTIAL SYNERGIES & PORTFOLIO OPTIMIZATION NEWMONT & NEWCREST – A POWERFUL VALUE PROPOSITION Value creation from scale, cost efficiencies, access to talent and technology Productivity gains from technology, complementary ore body experience and functional excellence $500M annual synergies identified from G&A, supply chain and Full Potential

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 11 Appendix CREATING VALUE & IMPROVING LIVES THROUGH SUSTAINABLE, RESPONSIBLE MINING

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 12 Endnotes Investors are encouraged to read the information contained in this presentation in conjunction with the most recent Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on July 20, 2023. Investors are reminded that expectations regarding outlook and guidance, including future financial results, operating performance, projects, exploration, investments, capital allocation, dividends and transactions are forward looking and remain subject to risk and uncertainties. See Cautionary Statement on slide 2, the risk factors section in the Form 10-K and other factors identified in the Company’s reports filed with the SEC, and the notes below. Tier 1 asset. Defined as +500k GEO’s/year consolidated, average AISC/oz in the lower half of the industry cost curve and a mine life >10 years in countries that are classified in the A and B rating ranges for each of Moody’s, S&P and Fitch. Dividend. Our future dividends beyond the dividend payable on September 21, 2023 to holders of record at the close of business on September 7, 2023 have not yet been approved or declared by the Board of Directors. An annualized dividend payout level has not been declared by the Board and is non-binding. The Company’s dividend framework and expected 2023 dividend payout ranges are non-binding. Management’s expectations with respect to future dividends, annualized dividends, payout ranges or dividend yield are “forward-looking statements.” The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The duration, scope and impact of COIVD-19 presents additional uncertainties with respect to future dividends and no assurance is being provided that the Company will pay future dividends at the increased payment level. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. Gold equivalent ounces (GEOs). Calculated as pounds or ounces produced multiplied by the ratio of the other metal’s price to the gold price, using Gold ($1,400/oz.), Copper ($3.50/lb.), Silver ($20/oz.), Lead ($1.00/lb.), and Zinc ($1.20/lb.) pricing. Reserves and Resources gold equivalent ounces (GEO’s). Gold Equivalent Ounces calculated using Mineral Reserve pricing: Gold ($1,400/oz.), Copper ($3.50/lb.), Silver ($20/oz.), Lead ($1.00/lb.), and Zinc ($1.20/lb.) and Resource pricing: Gold ($1,600/oz.), Copper ($4.00/lb.), Silver ($23/oz.), Lead ($1.20/lb.), and Zinc ($1.45/lb.) and metallurgical recoveries for each metal on a site-by-site basis as: metal * [(metal price * metal recovery) / (gold price * gold recovery)]. Full Potential. Full Potential improvement value creation is considered an operating measure provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential improvement estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expectations of the results of Full Potential savings, synergies or improvements are forward-looking statements and subject to risks and uncertainties. Synergies. Synergies and value creation from any past or future acquisitions as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Synergies represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the integration of Newmont’s and Goldcorp’s businesses that have been monetized for the purposes of the estimation. Because synergies estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the integration of Newmont’s and Goldcorp’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Synergies are “forward-looking statements” subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected or past synergies. Portfolio Optimization. Portfolio optimization as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Because the enhancement to cash flow estimates the differences between certain actual cash flows and management estimates of cash flows in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Enhanced cash flows are “forward-looking statements” subject to risks, uncertainties and other factors which could cause enhanced cash flows to differ from expectations. Projections. Projections used in this presentation are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, net asset value (NAV) per share, cash flow enhancement, synergies and future production are preliminary in nature. There can be no assurance that the pending transaction between Newmont and Newcrest will close or that the related forward-looking information will prove to be accurate. Past Performance: Past performance metrics and figures included in this presentation are given for illustrative purposes only and should not be relied upon as (and are not) an indication of Newmont’s views on its or Newcrest’s future financial performance or condition or prospects (including on a consolidated basis). Investors should note that past performance of Newmont, including in relation to the past value returned to stockholders and past value creation and annual synergies, and other historical financial information cannot be relied upon as an indicator of (and provide no guidance, assurance or guarantee as to) future performance, including future synergies or value to stockholders.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 13 Endnotes Third-Party Data. This presentation may contain industry, market and competitive position data which have come from a third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Newmont believes that such information has been prepared by a reputable source, Newmont has not independently verified the data contained therein. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this presentation. Cautionary Statement Regarding Mineral Reserve and Resource Estimates. The mineral reserve and resource estimates herein with respect to Newmont represent estimates at December 31, 2022, which could be economically and legally extracted or produced at the time of their determination. Estimates of proven and probable reserves are subject to considerable uncertainty. Such estimates are, or will be, to a large extent, based on metal prices and interpretations of geologic data obtained from drill holes and other exploration techniques, which data may not necessarily be indicative of future results. Additionally, Newmont’s resource estimates do not indicate proven and probable reserves as defined by the SEC or Newmont’s standards. Estimates of measured, indicated and inferred resources are subject to further exploration and development, and are, therefore, subject to considerable uncertainty. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Newmont cannot be certain that any part or parts of its resources will ever be converted into reserves. For additional information on our reserves and resources, please see Item 2 of the Company’s Form 10-K, filed on February 23, 2023 with the SEC, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, and “Item 1A. Risk Factors — Risks Related to Our Operations and Business — Estimates of proven and probable reserves and measured, indicated and inferred resources are uncertain and the volume and grade of ore actually recovered may vary from our estimates”. Mineral reserve and resource estimates are expressed on an attributable basis unless otherwise indicated. The Newcrest Historical Estimates are based on Newcrest’s Annual Mineral Resources and Ore Reserves Statement, dated August 11, 2023 (the “Newcrest R&R Statement”), which presents mineral reserve and resource estimates on a non-attributable basis (i.e. assuming 100% ownership). Newcrest’s Ore Reserve and Mineral Resource estimates (the “Newcrest Historical Estimates”), however, are presented herein on an attributable basis, reflecting the ownership percentages set forth in the Newcrest R&R Statement. In addition, in accordance with the JORC Code, the Newcrest R&R Statement reports Measured and Indicated Mineral Resources inclusive of Mineral Resources modified to produce its Ore Reserves. The Newcrest Measured and Indicated Mineral Resources, however, are presented in this proxy statement exclusive of Ore Reserves, by subtracting Ore Reserves from Measured and Indicated Mineral Resources. The Newcrest Historical Estimates have been prepared by Newcrest in accordance with the applicable reporting requirements of, and is based on confidence categories defined in, the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, December 2012 (the “JORC Code”) and the reporting requirements of the ASX Listing Rules Chapter 5, July 2022 (together, “the Australian Standards”). Investors should note that the requirements of the Australian Standards differ from the requirements of Subpart 1300 of Regulation S-K adopted by the SEC (the “S-K 1300 Standard”). A qualified person, as defined under the S-K 1300 Standard has not done sufficient work to classify the estimates as a current estimate of mineral reserves and mineral resources as defined under the S-K 1300 Standard, and therefore Newmont is not treating Newcrest’s historical estimates as current compliant mineral reserve and mineral resource estimates. Newmont has not been involved in the preparation of the Newcrest Historical Estimates. The S-K 1300 Standard and the Australian Standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms “Ore Reserve,” “Proved Ore Reserve,” “Probable Ore Reserve,” “Mineral Resource,” “Measured Mineral Resource,” “Indicated Mineral Resource,” and “Inferred Mineral Resource” are Australian mining terms as defined in the JORC Code, and their definitions differ from the definitions of the terms “mineral reserve,” “proven mineral reserve,” “probable mineral reserve,” “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” under the S-K 1300 Standard. Under the S-K 1300 Standard, a pre-feasibility study, as defined under the S-K 1300 Standard, is typically required to report mineral reserves supported by a discounted cash flow analysis. The requirements for a pre-feasibility study under the S-K 1300 Standard are generally stricter than what is acceptable under JORC and could require reclassification of previously declared mineral reserves to mineral resources, and there may also be adjustments to the amounts of previously declared mineral reserves and resources pending further study work. In addition to such adjustments, the JORC Code allows Measured and Indicated Mineral Resources to be reported inclusive of Mineral Resources modified to produce its Ore Reserves whereas the S-K 1300 Standard requires mineral resources to be reported exclusive of mineral reserves. Accordingly, there is no assurance that the Newcrest Historical Estimates or any other Ore Reserves or Mineral Resources that Newcrest may report under the Australian Standards will be the same as the mineral reserve or mineral resource estimates prepared under the S-K 1300 Standard. The Newcrest Historical Estimates are subject to review and adjustment following the implementation of the Transaction, in accordance with the S-K 1300 Standard, including to meet required study levels, for price assumptions, for future divestments and acquisitions and for other factors. No assurances can be made that all historical Newcrest mineral reserves or mineral resources will be recognized as Newmont mineral reserves or mineral resources and any differences may be material. For the above reasons, you are specifically cautioned that Newcrest’s reporting of Ore Reserve and Mineral Resource estimates may not be comparable to similar information made public by Newmont or U.S. companies subject to the reporting and disclosure requirements under the S-K 1300 Standard. Inferred mineral resources involve a great amount of uncertainty as to the existence of such resources and their economic and legal feasibility. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable.

2023 GOLD FORUM AMERICAS NEWMONT CORPORATION 14 Endnotes Reserve and Resource Estimates (cont.). Newcrest publishes reserve and resource estimates once a year, as at the end of each fiscal year, based on actual estimates as of April 30 and forecasts for the period beginning May 1 and ending June 30. Such estimates take into account mining depletion, drilling results, studies, audits, relevant macroeconomic assumptions, as well as mining and metallurgy performance to inform cut-off grades and physical mining parameters. To the extent of production since June 30, 2023, Newcrest’s reserves and resources have been depleted and are thus lower than stated herein. Expectations regarding future reserves and resource declarations should be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws. You should not place undue reliance on these estimates in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. Investors are encouraged to review Newmont’s Annual Report on Form 10-K filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, which includes the “Proven and Probable Reserve" and "Measured and Indicated and Inferred Resource" tables, prepared in compliance with Subpart 1300 of Regulation S-K adopted by the SEC, as well as discussion of risks under the heading "Risk Factors" and other factors identified in the Company’s reports filed with the SEC, which are available at www.sec.gov or on the Company’s website at www.newmont.com.

The following is a copy of the transcript

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 1 of 20 2023 Gold Forum Americas Transcript Tom Palmer, President and Chief Executive Officer DENVER -- Newmont Corporation’s (NYSE: NEM, TSX: NGT) (Newmont or the Company) Tom Palmer (President and Chief Executive Officer has presented at the 2023 Gold Forum Americas Conference on Tuesday, September 19 th at 11:10 am (MDT). The presentation is available on www.Newmont.com along with a copy of the transcript below. Investors are reminded that statements in this presentation script should be considered in conjunction with the cautionary note on slide 2 and the endnotes on slides 12 through 14 of such presentation, along with the Company’s SEC filings. Slides 1 & 2: Cover and Cautionary Statement Thank you, Jackie… and thank you all for joining us this morning. Before I begin, I invite you to review our cautionary statement on the next slide… Slide 3: Newcrest Acquisition Underpinned by a Clear Strategy 2023 is a very exciting and transformational year for Newmont… and for all our current and future stakeholders. Our proposed acquisition of Newcrest is underpinned by a very clear and focused strategy… designed to ensure that the Newmont of today not only retains its leadership position in the gold industry… but also strengthens its underlying foundations to deliver decades-long shareholder value. To give you an insight into the corporate strategy process that we have fined-tuned over the last several years, let me walk you through the key inputs and outputs that together define our strategic vision… our key strategic drivers… and the execution options to evaluate and consider. We start by analyzing and understanding the key global megatrends that are impacting our world, our industry and Newmont specifically… these cover society, technology and geopolitics.

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 2 of 20 These megatrends represent… both individually and collectively… a very dynamic, complex, and unpredictable environment… one in which we currently operate in today… and will be expected to succeed in over the long-term. We then combine our view of these megatrends with a comprehensive understanding of our core strengths, our unique capabilities, and the potential that gaps we need to close… in order to differentiate Newmont today, and in the future. Our strategic drivers focus on three fundamental elements: • First, building, maintaining, and strengthening our responsible gold leadership position… through our culture, our performance and our relationships. • Second, identifying industry consolidation opportunities that play to our strengths and competitive advantages… and are also executable and value accretive to our shareholders. • Finally, finding opportunities to diversify our commodity mix so that we continue to deliver to our shareholders the benefits of responsibly produced gold today… together with an increasing future exposure to the world's key transition metal, copper. Our decision to approach Newcrest earlier this year, with the idea of a potential combination, was grounded in these three key elements of our strategy. • First, it presented an opportunity to assemble the best possible collection of Tier 1 gold and copper assets in the industry… under one umbrella, benefiting from Newmont's existing portfolio, operating model, sustainability practices, and disciplined capital allocation process. • Second, the addition of the Newcrest assets to the Newmont portfolio allows us to consolidate in two world-class gold and copper mining districts – Australia and Canada… unlocking compelling strategic, operational and sustainability driven synergies, that are unique to this transaction. • And finally, the combination complements Newmont's existing copper production and project pipeline with world-class growth optionality. Connecting the external environment with a robust understanding of your internal capabilities is key to being able to devise and then implement a successful strategy….

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 3 of 20 And our acquisition and integration of Newcrest is underpinned by a clear and consistent strategy that is being executed with robust planning and preparation. At Newmont, we are supported by the world’s best collection of people and assets… and we are focused on delivering operational and financial performance that justifies our position as the benchmark gold equity… Slide 4: Building Upon Newmont’s Four Key Differentiators In this industry, we continue to differentiate ourselves in four key areas: • First and foremost, Newmont has a long history of committing to leading practices in our approach to safety and sustainability… • Second, Newmont has created a global, diverse portfolio of Tier 1 assets… with both the scale and mine life to sustain our business and continue leading the industry for decades to come… • Third, these assets are managed through our operating model, which is supported by a deep bench of experienced leaders, teams, and subject matter experts with a proven track record of safely delivering value… • And finally, our disciplined approach to capital allocation allows us to maintain financial strength and flexibility, while balancing steady reinvestment into our business with industry-leading returns to shareholders. Our acquisition of Newcrest represents a powerful value proposition that will build upon these four key differentiators… strengthening our robust, global platform to generate strong and resilient returns. Upon completion of the transaction in just a few weeks’ time, the combined business is expected to… • Set the new Sustainability standard… strengthening Newmont’s position as the gold industry’s recognized leader… • Create the industry’s strongest portfolio of world class gold and copper assets with ten ---

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 4 of 20 Tier 1 operations and a Tier 1 district in the highly prospective golden triangle in British Columbia … • Deliver $500 million dollars of annual synergies from G&A, Supply Chain and Full Potential through our proven operating model… • And target over $2 billion dollars in cash from portfolio optimization…. And we will remain committed to driving a disciplined, balanced approach to our capital allocation process. Today, I’ll talk through each of these differentiators… how they deliver value… and how Newcrest fits into our long-term strategy… Slide 5: The Gold Sector’s Recognized Sustainability Leader At Newmont, we take pride in our heritage as a values-driven organization with a clear purpose… Our core values are safety, sustainability, integrity, inclusion and responsibility… they have been developed over a long period and through multiple generations of leaders. Together they are fundamental to how we run our business, where we choose to operate, and how we conduct ourselves on a daily basis. And we have learnt that achieving our purpose requires a strong governance structure and a commitment to accountability and transparency. As only the tenth CEO in Newmont’s 102-year history, I am a product of our robust governance processes and I am expected to build on the legacy of my predecessors over the last 40 years – Gordon Parker, Ron Cambre, Wayne Murdy, Richard O’Brien and Gary Goldberg. As we close the transaction in the coming weeks, we will be applying our proven safety and sustainability leadership and practices at Newcrest’s operations by… • First, by bringing a clear focus on understanding and mitigating fatality risks through visible, felt leadership in the field.

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 5 of 20 • By building on Newmont’s sustainability leadership and commitment to meaningful social engagement based on inclusion, transparency and shared values in order to be the partner of choice for governments, host communities, suppliers and our workforce • By remaining committed to Newmont’s leading environmental stewardship, social performance practices and climate goals; • And by creating a diverse, inclusive and equitable workplace where everyone is welcome… attracting and retaining the breadth of skills and talents needed to continuously improve performance By aligning our purpose and values across the combined organization… we will be very well-positioned to safely and sustainably deliver on our commitments through the industry’s best portfolio of top-tier operations in low-risk mining jurisdictions… Slide 6: The Sector’s Best Collection of Tier 1 Assets A portfolio that has produced around 8 million ounces of gold production annually… with 80 percent of this production coming from assets based in Australia and the Americas And notably, more than 5 million ounces, or two-thirds of this production has come from ten large, long-life, low cost, Tier 1 assets… representing more than half of the world’s top-tier gold mines. We are leaning into our experience operating the Tier 1 assets in our portfolio today… and our experience from integrating Goldcorp just over four years ago. And will be applying our Full Potential program… a key component of our proven operating model… to the new assets that are coming into our portfolio in a few weeks time. And let me give you some examples of our experience, starting with the Boddington mine in Western Australia. Slide 7: A Core Capability in Operating Tier 1 Mines Newmont commissioned modern Boddington as a gold and copper producer back in 2011.

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 6 of 20 It was also the place where we first implemented our Full Potential program in 2014 – a program that I have led at Newmont over the last ten years… and the most sustainable improvement program that I have worked with in over 35 years in mining operations. Full Potential has three distinct phases that we implement with rigor and discipline: • The first is Diagnose, where we bring together Newmont subject matter experts across geology, mining, processing and asset management to work with our site teams to understand the value drivers for that operation and the constraints or bottlenecks that need to be worked in order to deliver value. • The second phase is Design, where those same teams work together to build action plans that will deliver the value identified. • And the third phase is Deliver, where the General Manager of that operation and their teams are held accountable for delivering on those plans, with the support of our Technical teams and broader functional expertise. We then refresh this process every two years at every operation. At Boddington, Full Potential has delivered more than $700 million dollars in value over the last ten years, largely driven through improvements to mill performance… where we have taken throughput beyond nameplate capacity of 35 million tonnes to now over 40 million tonnes per annum… while at the same time achieving a six per cent improvement in gold recovery. And it was this sustained performance that underpinned an extension of mine life at Boddington, enabling us to profitably invest in the replacement of the haul fleet, implementing a fleet of 41 autonomous CAT 793 trucks. This is the first application of this technology in the gold industry and the first in a deep open pit mine… giving Newmont a clear competitive advantage in the technology that will be a critical part of the transition to net zero mining operations. When we acquired Goldcorp just over four years ago, we committed to delivering annual synergies of $165 million dollars through our Full Potential program. At Peñasquito in Mexico, we have blown that target out of the water… delivering more than $700 million dollars in annual synergies, with over eighty per cent of this value coming from mining and processing improvements.

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 7 of 20 In the large, complex polymetallic processing plant, we have worked the bottlenecks in crushing, grinding and floatation to deliver more than $300 million dollars in synergies. And in the two massive open pits, we have increased the average payload on our fleet of eighty five Komatsu 930Es by 10 percent, which translates to an additional 12 million tonnes of material moved per year at next to zero cost. Combined with other load and haul improvements, we have increased the total material moved by more than twenty percent compared to 2020… with no additional equipment. And as we demonstrated back in 2019 when we sustainably resolved the blockade issues that had plagued Peñasquito for more than a decade… we will continue to make decisions for the long-term at that mine site... decisions that protect value for all of our stakeholders and create a safe, profitable, and sustainable future for this large polymetallic mine. Moving to a Tier 1 underground mine at Tanami in the Northern Territory of Australia… Tanami joined the Newmont portfolio, through our acquisition of Normandy in 2002… and over the last twenty years has produced more than 12 million ounces of gold. Tanami is our turnaround story…. We have transformed the operation from being on the divestment table in 2013 to a core member of Newmont’s portfolio and one of Australia’s great gold mines... it is a prime example of how we apply our Full Potential program to deliver value and earn the right to grow. In 2015, after sustained performance, driven by Full Potential, that underpinned an extension in mine life, we committed to the first expansion at Tanami… involving the development of a dual decline and an expansion to the mill. Then in 2017, we committed to further invest in a gas pipeline and gas fired power plant to provide a reliable, long life energy supply. Following the successful commissioning of both these projects, in 2020 we committed to another expansion at Tanami involving the construction of a one and a half kilometer deep production shaft that will support gold production of around 600 thousand ounces a year, reduce operating costs to below $1,000 dollars an ounce and extend mine life beyond 2040… And through the Oberon project, only thirty kilometers away from our current operation,

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 8 of 20 we are actively working to open up the potential of the Tanami district… and looking to grow annual production towards one million ounces a year. Finally, heading to Ghana in West Africa and our Ahafo operation… We also acquired our Ghanaian assets through the acquisition of Normandy… and assigned zero value to them back in 2002… The Ahafo mine was developed in 2006, and over the last ten years has also benefited from our implementation of Full Potential…. earning the right for the investment decisions we made in 2017… for growth through the Ahafo Mill Expansion and a move to underground mining beneath the Subika pit. On the back of these successful projects, we are now opening up the potential of the Ahafo district through our investment in the new Ahafo North mine, which is only thirty kilometers from our existing operations. When this exciting new mine is combined with the underground potential of Subika, Apensu and Awonsu, we have an Ahafo district that will be capable of producing around 850 thousand ounces of gold per year out to and beyond 2050… making it one of the world’s top gold mining districts by any measure. Our experience with Full Potential over the last ten years, our proven track record of synergy delivery from the Goldcorp acquisition and a team of over 120 subject matter experts undertaking due diligence all came together in May of this year to identify the $500 million dollars in annual synergies that we have committed to deliver from our acquisition of Newcrest. Slide 8: Applying Full Potential to the Newcrest Assets On top of the $100 million dollars we expect to realize from the G&A synergies of this combination, we estimate approximately $200 million dollars in value from supply chain optimization. This will come from applying best in class pricing and our existing strong relationships with key suppliers, smelters and equipment manufacturers to realize the benefits from our increased economies of scale. We also expect to realize at least $200 million dollars through the disciplined application of

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 9 of 20 our Full Potential program… And similar to what we experienced at Peñasquito over the last four years ago, the biggest value drivers are expected to come from Newcrest’s two Tier 1 operations, Cadia and Lihir… • At Cadia, we see the potential to increase average mill throughput from 33 to 35 million tonnes by optimizing maintenance schedules and working to debottleneck the processing circuit. • And similar to the improvements we’ve made to the mill at Boddington over the last 10 years, Cadia has the potential to enhance the performance of the current equipment in the mill to push to – and possibly beyond –nameplate capacity. • At Lihir, we see the opportunity to take what is currently a short-term mine design and bring forward a more comprehensive and long-term mine plan to improve productivity. • Through this approach, Lihir would be able to improve mining rates and reduce the time spent rehandling material… ultimately leading to higher production and lower costs. And we look forward to hosting a visit to these operations around this time next year to show you the progress that we have made and the processes we have put in place to continue improving... Turning to our Capital Allocation Strategy… Slide 9: Disciplined Capital Allocation Strategy Unchanged Our capital allocation priorities remain unchanged and will continue to be executed according to a clear and balanced strategy… • First and foremost, to maintain the industry’s strongest balance sheet… • Second, to reinvest in our business through exploration and organic growth… staying disciplined as we focus on sustainably improving margins and advancing the combined portfolio’s most profitable projects… • And third, to return excess cash to shareholders through dividends.

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 10 of 20 Newmont understands the importance of shareholder returns, having returned $5.8 billion dollars since the closing the Goldcorp transaction in April 2019... and having maintained a dividend yield above 3 percent for 11 consecutive quarters. So, in closing we are very excited about this strategic transaction and the long-term value and optionality that it will bring to both sets of shareholders and stakeholders. Slide 10: Newmont & Newcrest – A Powerful Value Proposition Through this powerful combination of high-quality gold and copper assets and projects concentrated in low-risk jurisdictions, Newmont will be well-positioned to set the new standard for gold mining across the industry. The combined business is expected to… • Set the new sustainability standard, making us the right stewards of the world’s top-tier assets... • To strengthen our industry-leading portfolio and create the best collection of Tier 1 gold and copper assets in favorable mining jurisdictions... • Apply our extensive experience and proven operating model to deliver $500 million dollars of annual synergies... • Target over $2 billion dollars in cash from portfolio optimization…. • Maintain a balanced and disciplined approach to capital allocation – leveraging our robust, global platform to generate resilient returns... • And finally, increase our investor reach, welcoming shareholders from Australia that will form an important part of our shareholder base as we look to establish and then grow our listing on the Australian Stock Exchange. We are continuing our integration planning work with the talented and experienced team at Newcrest… and are excited to begin this next chapter of our journey to create value and improve lives through responsible and sustainable mining. Thank you for your time today, and now I’ll turn it back to Jackie…

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 11 of 20 Cautionary Statement Regarding Forward Looking Statements, Including Outlook: This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and "forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “pending,” “proposed” or “potential.” Forward-looking statements in this presentation may include, without limitation, (i) estimates of future production and sales, including production outlook, average future production and upside potential; (ii) estimates of future costs applicable to sales and all-in sustaining costs; (iii) estimates of future capital expenditures, including development and sustaining capital; (iv) expectations regarding the Tanami Expansion 2, Ahafo North, Yanacocha Sulfides, Pamour and Cerro Negro District Expansion 1 projects, including, without limitation, expectations for production, milling, costs applicable to sales and all-in sustaining costs, capital costs, mine life extension, construction completion, commercial production, and other timelines; (v) future expectations regarding sites with suspended operations, including Peñasquito; (vi) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies, and future cash flow enhancements through portfolio optimization, (vii) expectations regarding future exploration and the development, growth and potential of Newmont Corporation’s (“Newmont”) and Newcrest Mining Limited’s (“Newcrest”) operations, project pipeline and investments; (viii) expectations regarding future investments or divestitures; (ix) expectations regarding free cash flow and returns to stockholders, including with respect to future dividends, the dividend framework and expected payout levels; (x) expectations regarding future mineralization, including, without limitation, expectations regarding reserves and recoveries; (xi) expectations of future balance sheet strength and credit ratings; (xii) expectations of future equity and enterprise value; (xiii) expected listing of common stock, New Newmont CDIs and New Newmont PDIs (as applicable) on the New York Stock Exchange, the Toronto Stock Exchange, the Australian Stock Exchange (“ASX”) and the Papua New Guinea Stock Exchange (“PNGX”) (xiv)

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 12 of 20 expectations of future plans and benefits; (xv) expectations from the integration of Newcrest, including the combined company’s production capacity, asset quality and geographic spread,(xvi) other outlook; and (xvii) expectations regarding pending or proposed transactions. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Newcrest’s operations and projects being consistent with current expectations and mine plans, including, without limitation, receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Newcrest operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, zinc, lead and oil; (vi) prices for key supplies; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Uncertainties include those relating to general macroeconomic uncertainty and changing market conditions, changing restrictions on the mining industry in the jurisdictions in which we operate, impacts to supply chain, including price, availability of goods, ability to receive supplies and fuel, and impacts of changes in interest rates. Such uncertainties could result in operating sites being placed into care and maintenance and impact estimates, costs and timing of projects. Uncertainties in geopolitical conditions could impact certain planning assumptions, including, but not limited to commodity and currency prices, costs and supply chain availabilities. Investors are reminded that the dividend framework is non-binding and the 2023 dividend payout range does not represent a legal commitment. Future dividends beyond the dividend payable on September 21, 2023 to holders of record at the close of business on September 7, 2023 have not yet been approved or declared by the Board of Directors, and an annualized dividend payout or dividend yield has not been declared by the Board. Management’s expectations with respect to future dividends are “forward-looking statements” and the Company’s dividend framework is non-binding. The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. Statements relating to the pending transaction to acquire the share capital of Newcrest Mining Limited (“Newcrest”), timing and implementation of the pending transaction, including receipt of required approvals and satisfaction of other customary implementation conditions, expectations from the integration of Newcrest, and expectations regarding the potential value proposition, the potential for synergies from the pending transaction, or similar statements, also constitute “forward-looking statements”

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 13 of 20 within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws.. Risks include fluctuations in company stock price and results of operations; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending transaction by their shareholders required to implement the pending transaction and the timing of the implementation of the pending transaction, including the risk that the conditions to the pending transaction are not satisfied on a timely basis or at all and the failure of the pending transaction to be implemented for any other reason; the risk that a consent or authorization that may be required for the pending transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the scheme implementation deed dated May 15, 2023, as amended September 4, 2023 (the “Scheme Implementation Deed”); unanticipated difficulties or expenditures relating to the pending transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; risks relating to the value of the Scheme Consideration to be issued in connection with the pending transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the transaction; and the diversion of management time on pending transaction-related issues. For a discussion of risks and other factors that might impact future looking statements, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 23, 2023, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, as well as Newmont’s other SEC filings, including the definitive proxy statement filed with the SEC on September 5, 2023,, under the heading “Risk Factors", and other factors identified in the Company's reports filed with the SEC, available on the SEC website or www.newmont.com. Newcrest’s most recent annual financial report for the fiscal year ended June 30, 2023 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on ASX (www.asx.com.au) or www.newcrest.com. Newmont is not affirming or adopting any statements or reports attributed to Newcrest (including prior mineral reserve and resource declaration) in this presentation or made by Newcrest outside of this presentation. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 14 of 20 looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk. Investors are also reminded to refer to the endnotes to this presentation for additional information. Additional Information about the Transaction and Where to Find It: This presentation is not an offer to purchase or exchange, nor a solicitation of an offer to sell securities of Newmont or Newcrest nor the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This presentation is being made in respect of the transaction involving Newmont and Newcrest pursuant to the terms of the Scheme Implementation Deed by and among Newmont, Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares, an indirect wholly owned subsidiary of Newmont, and Newcrest and may be deemed to be soliciting material relating to the transaction. In furtherance of the pending transaction and subject to future developments, Newmont filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on September 5, 2023 and may file other documents with the SEC. This presentation is not a substitute for the proxy statement, the scheme booklet dated September 8, 2023, or other document Newmont or Newcrest has filed or may file with the SEC or Australian regulators in connection with the pending transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT, SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. Newmont commenced mailing the definitive proxy statement to Newmont stockholders on September 11, 2023. Investors and security holders may obtain a free copy of the proxy statement, the filings with the SEC that were or will be incorporated by reference into the proxy statement and other documents containing important information about the transaction and the parties to the transaction, filed by Newmont with the SEC at the SEC’s website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on https://www.newmont.com/investors/reports-and-filings/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484. Participants in the Transaction Solicitation: Newmont, Newcrest and certain of their respective directors and executive officers and

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 15 of 20 other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K, filed with the SEC on July 20, 2023, and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual financial report dated August 11, 2023, the scheme booklet dated September 8, 2023, and as updated from time to time via announcements made by Newcrest on the ASX website. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement filed with the SEC on September 5, 2023 and other relevant materials that have been or will be filed with the SEC in connection with the pending transaction. Investors are encouraged to read the information contained in this presentation in conjunction with the most recent Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on July 20, 2023. Investors are reminded that expectations regarding outlook and guidance, including future financial results, operating performance, projects, exploration, investments, capital allocation, dividends and transactions are forward looking and remain subject to risk and uncertainties. See Cautionary Statement on slide 2, the risk factors section in the Form 10-K and other factors identified in the Company’s reports filed with the SEC, and the notes below. Tier 1 asset. Defined as +500k GEO’s/year consolidated, average AISC/oz in the lower half of the industry cost curve and a mine life >10 years in countries that are classified in the A and B rating ranges for each of Moody’s, S&P and Fitch. Dividend. Our future dividends beyond the dividend payable on September 21, 2023 to holders of record at the close of business on September 7, 2023 have not yet been approved or declared by the Board of Directors. An annualized dividend payout level has not been declared by the Board and is non-binding. The Company’s dividend framework and expected 2023 dividend payout ranges are non-binding. Management’s expectations with respect to future dividends, annualized dividends, payout ranges or dividend yield are “forward-looking statements.” The declaration and payment of future dividends remain at the discretion of the Board of Directors and will be determined based on Newmont’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, gold and commodity prices, and other factors deemed relevant by the Board. The duration, scope and impact of COIVD-19 presents additional uncertainties with respect to future

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 16 of 20 dividends and no assurance is being provided that the Company will pay future dividends at the increased payment level. The Board of Directors reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on the common stock of the Company, the Board of Directors may revise or terminate the payment level at any time without prior notice. Gold equivalent ounces (GEOs). Calculated as pounds or ounces produced multiplied by the ratio of the other metal’s price to the gold price, using Gold ($1,400/oz.), Copper ($3.50/lb.), Silver ($20/oz.), Lead ($1.00/lb.), and Zinc ($1.20/lb.) pricing. Reserves and Resources gold equivalent ounces (GEO’s). Gold Equivalent Ounces calculated using Mineral Reserve pricing: Gold ($1,400/oz.), Copper ($3.50/lb.), Silver ($20/oz.), Lead ($1.00/lb.), and Zinc ($1.20/lb.) and Resource pricing: Gold ($1,600/oz.), Copper ($4.00/lb.), Silver ($23/oz.), Lead ($1.20/lb.), and Zinc ($1.45/lb.) and metallurgical recoveries for each metal on a site-by-site basis as: metal * [(metal price * metal recovery) / (gold price * gold recovery)]. Full Potential. Full Potential improvement value creation is considered an operating measure provided for illustrative purposes, and should not be considered GAAP or non-GAAP financial measures. Full Potential amounts are estimates utilized by management that represent estimated cumulative incremental value realized as a result of Full Potential projects implemented and are based upon both cost savings and efficiencies that have been monetized for purposes of the estimation. Because Full Potential improvement estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the Full Potential program, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Expectations of the results of Full Potential savings, synergies or improvements are forward-looking statements and subject to risks and uncertainties. Synergies. Synergies and value creation from any past or future acquisitions as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Synergies represent management’s combined estimate of pre-tax synergies, supply chain efficiencies and Full Potential improvements, as a result of the integration of Newmont’s and Goldcorp’s businesses that have been monetized for the purposes of the estimation. Because synergies estimates reflect differences between certain actual costs incurred and management estimates of costs that would have been incurred in the absence of the integration of Newmont’s and Goldcorp’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Synergies are “forward-looking statements”

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 17 of 20 subject to risks, uncertainties and other factors which could cause actual value creation to differ from expected or past synergies. Portfolio Optimization. Portfolio optimization as used in this presentation is a management estimate provided for illustrative purposes and should not be considered a GAAP or non-GAAP financial measure. Because the enhancement to cash flow estimates the differences between certain actual cash flows and management estimates of cash flows in the absence of the integration of Newmont’s and Newcrest’s businesses, such estimates are necessarily imprecise and are based on numerous judgments and assumptions. Enhanced cash flows are “forward-looking statements” subject to risks, uncertainties and other factors which could cause enhanced cash flows to differ from expectations. Projections. Projections used in this presentation are considered “forward looking statements”. See cautionary statement above regarding forward-looking statements. Forward-looking information representing post-closing expectations is inherently uncertain. Estimates such as expected accretion, net asset value (NAV) per share, cash flow enhancement, synergies and future production are preliminary in nature. There can be no assurance that the pending transaction between Newmont and Newcrest will close or that the related forward-looking information will prove to be accurate. Past Performance. Past performance metrics and figures included in this presentation are given for illustrative purposes only and should not be relied upon as (and are not) an indication of Newmont’s views on its or Newcrest’s future financial performance or condition or prospects (including on a consolidated basis). Investors should note that past performance of Newmont, including in relation to the past value returned to stockholders and past value creation and annual synergies, and other historical financial information cannot be relied upon as an indicator of (and provide no guidance, assurance or guarantee as to) future performance, including future synergies or value to stockholders. Third-Party Data. This presentation may contain industry, market and competitive position data which have come from a third-party sources. Third party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliable, but that there is no guarantee of the accuracy or completeness of such data. While Newmont believes that such information has been prepared by a reputable source, Newmont has not independently verified the data contained therein. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this presentation. Cautionary Statement Regarding Mineral Reserve and Resource Estimates. The mineral reserve and resource estimates herein with respect to Newmont represent

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 18 of 20 estimates at December 31, 2022, which could be economically and legally extracted or produced at the time of their determination. Estimates of proven and probable reserves are subject to considerable uncertainty. Such estimates are, or will be, to a large extent, based on metal prices and interpretations of geologic data obtained from drill holes and other exploration techniques, which data may not necessarily be indicative of future results. Additionally, Newmont’s resource estimates do not indicate proven and probable reserves as defined by the SEC or Newmont’s standards. Estimates of measured, indicated and inferred resources are subject to further exploration and development, and are, therefore, subject to considerable uncertainty. Inferred resources, in particular, have a great amount of uncertainty as to their existence and their economic and legal feasibility. Newmont cannot be certain that any part or parts of its resources will ever be converted into reserves. For additional information on our reserves and resources, please see Item 2 of the Company’s Form 10-K, filed on February 23, 2023 with the SEC, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, and “Item 1A. Risk Factors —  Risks Related to Our Operations and Business — Estimates of proven and probable reserves and measured, indicated and inferred resources are uncertain and the volume and grade of ore actually recovered may vary from our estimates”. Mineral reserve and resource estimates are expressed on an attributable basis unless otherwise indicated. The Newcrest Historical Estimates are based on Newcrest’s Annual Mineral Resources and Ore Reserves Statement, dated August 11, 2023 (the “Newcrest R&R Statement”), which presents mineral reserve and resource estimates on a non-attributable basis (i.e. assuming 100% ownership). Newcrest’s Ore Reserve and Mineral Resource estimates (the “Newcrest Historical Estimates”), however, are presented herein on an attributable basis, reflecting the ownership percentages set forth in the Newcrest R&R Statement. In addition, in accordance with the JORC Code, the Newcrest R&R Statement reports Measured and Indicated Mineral Resources inclusive of Mineral Resources modified to produce its Ore Reserves. The Newcrest Measured and Indicated Mineral Resources, however, are presented in this proxy statement exclusive of Ore Reserves, by subtracting Ore Reserves from Measured and Indicated Mineral Resources. The Newcrest Historical Estimates have been prepared by Newcrest in accordance with the applicable reporting requirements of, and is based on confidence categories defined in, the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves, December 2012 (the “JORC Code”) and the reporting requirements of the ASX Listing Rules Chapter 5, July 2022 (together, “the Australian Standards”). Investors should note that the requirements of the Australian Standards differ from the requirements of Subpart 1300 of Regulation S-K adopted by the SEC (the “S-K 1300 Standard”). A qualified person, as defined under the S-K 1300 Standard has not done sufficient work to classify the estimates as a current estimate of mineral reserves and mineral resources as defined

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 19 of 20 under the S-K 1300 Standard, and therefore Newmont is not treating Newcrest’s historical estimates as current compliant mineral reserve and mineral resource estimates. Newmont has not been involved in the preparation of the Newcrest Historical Estimates. The S-K 1300 Standard and the Australian Standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but embody different approaches and definitions. For example, the terms “Ore Reserve,” “Proved Ore Reserve,” “Probable Ore Reserve,” “Mineral Resource,” “Measured Mineral Resource,” “Indicated Mineral Resource,” and “Inferred Mineral Resource” are Australian mining terms as defined in the JORC Code, and their definitions differ from the definitions of the terms “mineral reserve,” “proven mineral reserve,” “probable mineral reserve,” “mineral resource,” “measured mineral resource,” “indicated mineral resource” and “inferred mineral resource” under the S-K 1300 Standard. Under the S-K 1300 Standard, a pre-feasibility study, as defined under the S-K 1300 Standard, is typically required to report mineral reserves supported by a discounted cash flow analysis. The requirements for a pre-feasibility study under the S-K 1300 Standard are generally stricter than what is acceptable under JORC and could require reclassification of previously declared mineral reserves to mineral resources, and there may also be adjustments to the amounts of previously declared mineral reserves and resources pending further study work. In addition to such adjustments, the JORC Code allows Measured and Indicated Mineral Resources to be reported inclusive of Mineral Resources modified to produce its Ore Reserves whereas the S-K 1300 Standard requires mineral resources to be reported exclusive of mineral reserves. Accordingly, there is no assurance that the Newcrest Historical Estimates or any other Ore Reserves or Mineral Resources that Newcrest may report under the Australian Standards will be the same as the mineral reserve or mineral resource estimates prepared under the S-K 1300 Standard. The Newcrest Historical Estimates are subject to review and adjustment following the implementation of the Transaction, in accordance with the S-K 1300 Standard, including to meet required study levels, for price assumptions, for future divestments and acquisitions and for other factors. No assurances can be made that all historical Newcrest mineral reserves or mineral resources will be recognized as Newmont mineral reserves or mineral resources and any differences may be material. For the above reasons, you are specifically cautioned that Newcrest’s reporting of Ore Reserve and Mineral Resource estimates may not be comparable to similar information made public by Newmont or U.S. companies subject to the reporting and disclosure requirements under the S-K 1300 Standard. Inferred mineral resources involve a great amount of uncertainty as to the existence of

6900 E Layton Avenue Suite 700 Denver, CO 80237 P 303.837.5855 F 303.837.5087 newmont.com NYSE: NEM & TSX: NGT 2023 Gold Forum Americas – Newmont Transcript Page 20 of 20 such resources and their economic and legal feasibility. Investors are cautioned not to assume that all or any part of an inferred mineral resource exists or is economically or legally mineable. Newcrest publishes reserve and resource estimates once a year, as at the end of each fiscal year, based on actual estimates as of April 30 and forecasts for the period beginning May 1 and ending June 30. Such estimates take into account mining depletion, drilling results, studies, audits, relevant macroeconomic assumptions, as well as mining and metallurgy performance to inform cut-off grades and physical mining parameters. To the extent of production since June 30, 2023, Newcrest’s reserves and resources have been depleted and are thus lower than stated herein. Expectations regarding future reserves and resource declarations should be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbor created by such sections and other applicable laws. You should not place undue reliance on these estimates in deciding how your vote should be cast or in voting your shares on the proposals set forth in this proxy statement. Investors are encouraged to review Newmont’s Annual Report on Form 10-K filed with the SEC on February 23, 2023, as updated by the current report on Form 8-K filed with the SEC on July 20, 2023, which includes the “Proven and Probable Reserve" and "Measured and Indicated and Inferred Resource" tables, prepared in compliance with Subpart 1300 of Regulation S-K adopted by the SEC, as well as discussion of risks under the heading "Risk Factors" and other factors identified in the Company’s reports filed with the SEC, which are available at www.sec.gov or on the Company’s website at www.newmont.com.